UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2004

MOTIVNATION, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50048	82-6008492
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

18101 Von Karman Avenue, Suite 330, Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (888) 258-6458

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*THIS AMENDMENT IS BEING FILED TO AMEND THE FORM 8-K ORIGINALLY FILED ON OCTOBER 13, 2004, TO INCLUDE THE AUDITED FINANCIALS STATEMENTS OF MOONLIGHT INDUSTRIES, INC. FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002 AND THE UNAUDITED PRO FORMA FINANCIALS FOR MOONLIGHT INDUSTRIES, INC. A CALIFORNIA CORPORATION, MOTIVNATION, INC., A NEVADA CORPORATION AND ITS WHOLLY OWNED SUBSIDIARY, TRIXMOTIVE, INC., A NEVADA CORPORATION AS A RESULT OF THE MERGER CONSUMMATED ON OCTOBER 11, 2004. NOTHING ELSE IN THE ORIGINAL 8-K IS BEING MODIFIED.

This Form 8-K, particularly as related to, among other things, the business plans of the Registrant and its ability to integrate acquired companies successfully and the Registrant's business strategy, as well as other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On October 11, 2004, MotivNation, Inc. (the "Company") and its wholly owned subsidiary, TrixMotive, Inc., a Nevada corporation, entered into an Asset Purchase Agreement (the "Agreement") to acquire certain assets of Moonlight Industries, Inc., a California corporation ("Moonlight"). One of the principal shareholders of Moonlight, Leslie McPhail, serves as Secretary of TrixMotive. Pursuant to the Agreement, the Company will issue to the shareholders of Moonlight, upon closing, 14,000,000 shares of the Company's common stock, par value $0.001 per share in exchange for the assets of Moonlight, which will be transferred to TrixMotive. Tom Prewitt and Richard Perez, executive officers of the Company, have agreed to return, in the aggregate, 14,000,000 shares of the Company's common stock held by them to the Company at or prior to the closing of this acquisition.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

As described in Item 1.01 above, the Company will issue 14,000,000 shares of its common stock in exchange for the assets of Moonlight. These shares will not be registered under the Securities Act of 1933 (the "Act"). The Company will issue the 14,000,000 shares in reliance on the 4(2) exemption from the registration requirements of the Act. Please see the discussion under Item 1.01 of this Current Report on Form 8-K/A for additional information regarding the transaction.

Item 9.01 Financial Statements and Exhibits.

  Pro Forma Combined Financial Statements as of December 31, 2003 and September 30, 2004

  Audited Financials of Moonlight Industries, Inc. as of December 31, 2003 and 2002

  Exhibits

(A)

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The Unaudited Pro Forma Financial Information reflects financial information as of December 31, 2003 and September 30, 2004, which gives effect to the acquisition of Moonlight in exchange for 14,000,000 shares of common stock of the Company.

MOTIVNATION, INC. (FKA ABERDEEN MINING COMPANY)

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)

DECEMBER 31, 2003

ASSETS	"MotivNation"	"Moonlight"	Adjustments		Pro Forma
Cash	$ 11,615	$ 5,226			$ 16,841
Accounts receivable	16,500	38,810			55,310
Inventory	258,042	23,712			281,754
Prepaid expenses and other current assets	-	11,337			11,337
Total current assets	286,157	79,084			365,241.30

Property and equipment, net	1,403	96,835			98,238
Other assets	-	11,718			11,718
Goodwill	-	-	350,633	(1)	350,633
TOTAL ASSETS	$ 287,560	$ 187,637			$ 825,830

LIABILITIES AND
SHAREHOLDERS' DEFICIT

Accounts payable and accrued expenses	$ 53,287	$ 92,479			$ 145,766
Customer deposits	74,502	87,244			161,746
Notes Payable - current portion	-	8,040			8,040
Total current liabilities	127,789	187,763			315,552

Long-term debt	2,325	31,575			33,900
Notes payable to officer	-	38,933			38,933
Shareholders' capital	241,659	5,746	(5,746)	(1)	521,659
Accumulated deficit	(84,213)	(76,379)	76,379	(1)	(84,213)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 287,560	$ 187,637			$ 825,830

See notes to pro forma condensed consolidated financial statements (unaudited)

MOTIVNATION, INC. (FKA ABERDEEN MINING COMPANY)

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

For the year ended December 31, 2003

	"MotivNation"	"Moonlight"	Adjustments	Pro Forma

Sales	$ 529,009	$ 1,648,510		$ 2,177,519

Cost and expenses:
Cost of Sales	355,102	1,303,229		1,658,331
Selling, general and administrative	183,289	355,319		538,608
Total cost and expenses	538,391	1,658,548		2,196,939

Operating (loss)	(9,382)	(10,038)		(19,420)

Other income (expenses)	(6,107)	10,904		4,797

Income (loss) before income taxes	(15,489)	866		(14,623)

Income taxes	800	800		1,600

Net income (loss)	$ (16,289)	$ 66		$ (16,223)

Net income (loss) per share-basic and diluted	$ (0.00)	$ 0.07		$ (0.00)

Weighted average number of shares	9,866,500	1,000		9,866,500

See notes to pro forma condensed consolidated financial statements (unaudited)

MOTIVNATION, INC. (FKA ABERDEEN MINING COMPANY)

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

For the year ended December 31, 2003

NOTE 1 - BASIS OF PRESENTATION

On October 11, 2004, MotivNation, Inc. (f/k/a Aberdeen Mining Company), ("MOVN") and its wholly owned subsidiary, TrixMotive, Inc., ("TrixMotiv") entered into an Asset Purchase Agreement with Moonlight Industries, Inc., ("Moonlight") to acquire certain assets and liabilities of Moonlight in exchange for 14,000,000 shares of MOVN's common stock. Concurrent with the closing of the acquisition, the President and Secretary of MOVN agreed to return 14,000,000 shares of MOVN's common stock to MOVN and MOVN shall thereafter immediately issue 14,000,000 shares of its common stock sufficient to pay the purchase price.

The accompanying condensed consolidated financial statements illustrate the effect of MOVN acquisition ("Pro Forma") of Moonlight. The condensed consolidated balance sheet as of December 31, 2003 is based on the historical balance sheets of Moonlight and MOVN as of that date and assumes the acquisition took place on that date. The condensed consolidated statements of operations for the year then ended are based on the historical statements of operations of Moonlight and MOVN for those periods. The pro forma condensed consolidated statements of operations assume the acquisition took place on January 1, 2003.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed consolidated financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ.

The unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the notes thereto and with the historical financial statements of MOVN as filed in its annual report on Form 10-KSB for the year ended December 31, 2003 and with the historical financial statements of Moonlight included in the 8-K report. The unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of the Company's financial position that would have been achieved had the acquisition been consummated at December 31, 2003.

NOTE 2 - PRO FORMA ADJUSTMENTS

The pro forma adjustments to the unaudited condensed consolidated balance sheet are as follows:

  To reflect the acquisition of Moonlight equal to the fair value of MOVN's common stock :

Issuance of 14,000,000 of MOVN shares at its fair value	$ 280,000
Net liabilities assumed	70,633
Cost in excess of net liabilities assumed	$ 350,633

NOTE 3 - PRO FORMA NET (LOSS) PER COMMON SHARE

The unaudited pro forma basic and diluted net (loss) per share are based on the weighted average number of shares of MOVN common stock outstanding during each period and the number of shares of MOVN common stock to be issued in connection with the acquisition of Moonlight.

MOTIVNATION, INC. (FKA ABERDEEN MINING COMPANY)

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)

SEPTEMBER 30, 2004

ASSETS	"MotivNation"	"Moonlight"	Adjustments		Pro Forma
Cash	$ 311	$ 18,797			$ 19,108

Accounts receivable	16,691	47,337			64,028

Inventory	243,151	23,712			266,863

Prepaid expenses and other current assets	-	11,337			11,337

Total current assets	260,153	101,183			361,336

Property and equipment, net	253,695	127,835			381,530

Other Assets	-	11,718			11,718

Goodwill	-	-	346,220	(1)	346,220

TOTAL ASSETS	$ 513,848	$ 240,736			$ 1,100,804

LIABILITIES AND
SHAREHOLDERS' DEFICIT

Accounts payable and accrued expenses	$ 83,749	$ 128,288			$ 212,037

Customer Deposits	60,882	87,244			148,126

Notes Payable - current portion	39,915	8,040			47,955

Total current liabilities	184,546	223,572			408,118

Long-term debt	1,009	51,598			52,607

Notes payable to officer	-	31,786			31,786

Shareholders' capital	484,847	5,746	(5,746)	(1)	764,847
			280,000	(1)
Accumulated deficit	(156,554)	(71,966)	71,966	(1)	(156,554)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 513,848	$ 240,736			$ 1,100,804

See notes to pro forma condensed consolidated financial statements (unaudited)

MOTIVNATION, INC. (FKA ABERDEEN MINING COMPANY)

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

For the nine months ended September 30, 2004

	"MotivNation"	"Moonlight"	Adjustments	Pro Forma

Sales	$ 437,337	$ 1,629,978		$ 2,067,315

Cost and expenses:
Cost of Sales	311,567	759,661		1,071,228
Selling, general and administrative	189,491	835,103		1,024,594
Total cost and expenses	501,058	1,594,764		2,095,822

Operating Income (loss)	(63,721)	35,213		(28,508)

Other income (expenses)	2,980	-		2,980

Income (loss) before income taxes	(60,741)	35,213		(25,528)

Income taxes	800	800		1,600

Net income (loss)	$ (61,541)	$ 34,413		$ (27,128)

Net income (loss) per share-basic and diluted	$ (0.00)	$ 34.41		$ (0.00)

Weighted average number of shares	72,310,861	1,000		72,310,861

See notes to pro forma condensed consolidated financial statements (unaudited)

MOTIVNATION, INC. (FKA ABERDEEN MINING COMPANY)

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

For the nine months ended September 30, 2004

NOTE 1 - BASIS OF PRESENTATION

On October 11, 2004, MotivNation, Inc. (f/k/a Aberdeen Mining Company), ("MOVN") and its wholly owned subsidiary, TrixMotive, Inc., ("TrixMotiv") entered into an Asset Purchase Agreement with Moonlight Industries, Inc., ("Moonlight") to acquire certain assets and liabilities of Moonlight in exchange for 14,000,000 shares of MOVN's common stock. Concurrent with the closing of the acquisition, the President and Secretary of MOVN agreed to return 14,000,000 shares of MOVN's common stock to MOVN and MOVN shall thereafter immediately issue 14,000,000 shares of its common stock sufficient to pay the purchase price.

The accompanying condensed consolidated financial statements illustrate the effect of MOVN acquisition ("Pro Forma") of Moonlight. The condensed consolidated balance sheet as of September 30, 2004 is based on the historical balance sheets of Moonlight and MOVN as of that date and assumes the acquisition took place on that date. The condensed consolidated statements of operations for the nine months then ended are based on the historical statements of operations of Moonlight and MOVN for those periods. The pro forma condensed consolidated statements of operations assume the acquisition took place on January 1, 2004.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed consolidated financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ.

The unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the notes thereto and with the historical financial statements of MOVN as filed in its annual report on Form 10-KSB for the year ended December 31, 2003 and with the historical financial statements of Moonlight included in the 8-K report. The unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of the Company's financial position that would have been achieved had the acquisition been consummated at September 30, 2004.

NOTE 2 - PRO FORMA ADJUSTMENTS

The pro forma adjustments to the unaudited condensed consolidated balance sheet are as follows:

  To reflect the acquisition of Moonlight equal to the fair value of MOVN's common stock :

Issuance of 14,000,000 of MOVN shares at its fair value	$ 280,000
Net liabilities assumed	66,220
Cost in excess of net liabilities assumed	$ 346,220

NOTE 3 - PRO FORMA NET (LOSS) PER COMMON SHARE

The unaudited pro forma basic and diluted net (loss) per share are based on the weighted average number of shares of MOVN common stock outstanding during each period and the number of shares of MOVN common stock to be issued in connection with the acquisition of Moonlight.

(B)

MOONLIGHT INDUSTRIES, INC.

AUDITED FINANCIAL STATEMENTS

For the years ended December 31, 2003 and 2002

HAROLD Y. SPECTOR, CPA CAROL S. WONG, CPA SPECTORWONGCPA@AOL.COM	SPECTOR & WONG, LLP Certified Public Accountants (888) 584-5577 FAX (626) 584-6447	80 SOUTH LAKE AVENUE SUITE 723 PASADENA, CA 91101

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and stockholders

We have audited the accompanying balance sheets of Moonlight Industries, Inc. as of December 31, 2003 and 2002, and the related statements of operations, stockholder's equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of Moonlight Industries, Inc. as of December 31, 2003 and 2002, and its results of operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company's deficit in stockholders' equity and working capital raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Spector & Wong, LLP

Pasadena, California

December 23, 2004

MOONLIGHT INDUSTRIES, INC.

BALANCE SHEETS

December 31, 2003 and 2002

ASSETS	2003	2002
Current Assets
Cash	$ 5,226	$ 5,797
Accounts receivable	38,810	48,505
Prepaid Expenses	11,337	10,536
Inventory	23,712	13,342
Total Current Assets	79,085	78,180

Property and Equipment, net of accumulated depreciation of $10,992 and $4,736 for 2003 and 2002, respectively	96,835	52,279

Deposits and Other assets	11,718	7,791

TOTAL ASSETS	$ 187,638	$ 138,250

LIABILITIES AND STOCKHOLDER'S DEFICIT
Current Liabilities
Accounts payable	$ 33,339	$ 46,300
Accrued expenses	59,140	20,108
Unearned revenue	87,244	99,383
Current portion of long-term debt	8,040	-
Total Current Liabilities	187,763	165,791

Long-term debt
Note payable to shareholder	38,933	43,159
Other Long-term debts	31,575	-
Total Long-Term Debt	70,508	43,159

Stockholder's Deficit
Common Stock, $1 par value, 100,000 shares authorized; 1,000 shares issued and outstanding	1,000	1,000
Paid-in Capital	4,746	4,746
Accumulated deficit	(76,379)	(76,446)
Total Stockholder's Deficit	(70,633)	(70,700)

TOTAL LIABILITIES AND STOCKHOLDER'S DEFICIT	$ 187,638	$ 138,250

See note to financial statements

MOONLIGHT INDUSTRIES, INC.

STATEMENTS OF OPERATIONS

For years ended December 31,	2003	2002
Sales:
Conversion Income	$ 1,633,087	$ 980,706
Other sales	15,423	300
Total Sales	1,648,510	981,006

Cost of sales	1,303,229	852,847

Gross profit	345,281	128,159

Selling, general and administrative expenses	355,319	233,444

Operating income (loss)	(10,038)	(105,285)

Other income (expenses):
Gain on sale of property and equipment	11,475	-
Interest expense	(570)	(271)
Total other income (expenses)	10,905	(271)

Net income (loss) before tax	867	(105,556)

Provision for income tax	800	1,125

Net income (loss)	$ 67	$ (106,681)

Net income (loss) per share-Basic and Diluted	$ 0.07	$ (106.68)

Weighted Average Number of Shares	1,000	1,000

See notes to financial statements

MOONLIGHT INDUSTRIES, INC.

STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

For years ended December 31, 2003 and 2002

	Common Stock		Paid-in	Accumulated
	Shares	Amount	Capital	Deficit	Total
Balance at December 31, 2001	1,000	$ 1,000	$ 1,476	$ 30,235	$ 32,711

Shareholder's Contributions			3,270		3,270

Net (Loss)				(106,681)	(106,681)

Balance at December 31, 2002	1,000	1,000	4,746	(76,446)	(70,700)

Net income				67	67

Balance at December 31, 2003	1,000	$ 1,000	$ 4,746	$ (76,379)	$ (70,633)

See notes to financial statements

MOONLIGHT INDUSTRIES, INC.

STATEMENTS OF CASH FLOWS

For years ended December 31,	2003	2002
CASH FLOW FROM OPERATING ACTIVITIES
Net income (loss)	$ 67	$ (106,681)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation and amortization	9,734	4,460
Gain on sale of property and equipment	(11,475)	-
Decrease (Increase) in:
Accounts Receivable	9,695	(19,505)
Prepaids and other assets	(4,828)	(17,969)
Inventory	(10,370)	(13,342)
Increase (Decrease) in:
Accounts Payable and Accrued Expenses	26,071	61,025
Unearned revenue	(12,139)	99,383
Net cash flows provided by operating activities	6,755	7,371

CASH FLOW FROM INVESTING ACTIVITIES
Purchase of property and equipment	(49,150)	(48,003)
Proceeds from sale of property and equipment	48,000	-
Net cash flows used in investing activities	(1,150)	(48,003)

CASH FLOW FROM FINANCING ACTIVITIES
Repayment on long-term debts	(1,950)	-
Shareholder's contribution	-	3,270
Proceeds (Repayment) on shareholder's loan	(4,226)	43,159
Net cash flows provided by (used in) financing activities	(6,176)	46,429

NET INCREASE (DECREASE) IN CASH	(571)	5,797

CASH AT BEGINNING OF YEAR	5,797	-

CASH AT END OF YEAR	$ 5,226	$ 5,797

Supplemental Disclosure of Cash Flow Information:
Interest Paid	$ 550	$ -

Schedule of noncash investing and financing activities
Long-term debt incurred for purchase of property and equipment	$ 41,565	$ -

See notes to financial statements

MOONLIGHT INDUSTRIES, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS

Moonlight Industries, Inc. (the "Company") specializes in creating customized vehicles to suit the tastes and needs of each individual customer. The Company was incorporated under the laws of the State of California on August 21, 2001.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates: The preparation of the accompanying financial statements in conformity with accounting principles generally accepted in the United States (U.S. GAAP) requires management to make certain estimates and assumptions that directly affect the results of reported assets, liabilities, revenue, and expenses. Actual results may differ from these estimates.

Revenue and Cost Recognition: The Company recognizes revenues from fixed-price contracts on the completed-contract method. Under this method, contract costs and related billings are accumulated in the accounting records and reported as deferred items on the balance sheet until the job is complete or substantially complete, provided that collectibility is reasonably assured. A contract is regarded as substantially complete if remaining costs of completion are immaterial. When the accumulated costs exceed the related billings, the excess is presented as a current asset (inventory account). If billings exceed related costs, the difference is presented as a current liability. Cash payments received in advance are deferred. Completed-contract method is used because management considers estimated total costs are not a dependable measure of progress on the contracts.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, and warranty work.

Accounts Receivable: Management has elected to record bad debts using the direct write-off method. U.S. GAAP requires that the allowance method be used to reflect bad debts. However, the effect of the direct write-off method is not materially different from the results that would have been obtained had the allowance method been followed.

Cash Equivalents: For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments: The carrying amounts of the financial instruments have been estimated by management to approximate fair value.

Inventories: Raw materials inventories are stated at the lower of cost or market, using the first-in, first-out method.

Property and Equipment: Property and Equipment are valued at cost. Maintenance and repair costs are charged to expenses as incurred. Depreciation is computed on the straight-line method based on the following estimated useful lives of the assets: 3 to 7 years for office equipment, and 7 years for furniture and fixtures, and 10 years for machinery and tools. Depreciation expense was $10,992 and $4,736, for 2003 and 2002, respectively.

Net Loss Per Common Share The Company accounts for income (loss) per share in accordance with Statement of Financial Accounting Standards No. 128, "Earnings Per Share" ("SFAS 128"). SFAS No. 128 requires that presentation of basic and diluted earnings per share for entities with complex capital structures. Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common stockholders by the weighted average number of common stock outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity. Diluted net loss per common share does not differ from basic net loss per common share due to the lack of dilutive items in the Company.

MOONLIGHT INDUSTRIES, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Advertising Costs: All advertising costs are expensed as incurred. Advertising expenses were $16,850 and $5,420 for 2003 and 2002, respectively.

Income Taxes: Income tax expense is based on pretax financial accounting income. The provision on the statement of income consists of taxes currently due plus deferred taxes which result from the difference in cash method of accounting used for income tax reporting versus the accrual method used for financial statements and the accelerated expensing of depreciation allowed for income tax reporting.

Major Customers: For the years ended December 31, 2003 and 2002, a major customer comprised of $258,370 and $327,948 or 15.2% and 33.4%, respectively, of the Company's sales.

Derivatives: In June 1998, Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS No. 138, which was issued in June 2000. SFAS No. 133 establishes accounting and reporting standards for derivative instruments. The Company currently does not use derivative financial products for hedging or speculative purposes and as a result, does not anticipate any impact on the Company's financial statements.

Reclassification: Certain reclassifications have been made to the 2002 financial statements to conform with the 2003 financial statement presentation. Such reclassification had no effect on net loss as previously reported.

Recent Accounting Pronouncements: In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity." This Statement requires that certain instruments that were previously classified as equity on the Company's statement of financial position now be classified as liabilities. The Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The Company currently has no instruments impacted by the adoption of this statement and therefore the adoption did not have an effect on the Company's financial position, results of operations or cash flows.

In April 2003, the FASB issued Statement of SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities," which is generally effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative as discussed in SFAS No. 133, clarifies when a derivative contains a financing component, amends the definition of an "underlying" to conform it to the language used in FASB Interpretation No. 45, "Guarantor Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. The Company does not have any derivative financial instruments. The Company does not anticipate that the adoption of SFAS No. 149 will have an impact on its balance sheets or statements of operations and cash flows.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51. Interpretation 46 establishes accounting guidance for consolidation of variable interest entities that function to support the activities of the primary beneficiary. Interpretation 46 applies to any business enterprise, both public and private, that has a controlling interest, contractual relationship or other business relationship with a variable interest entity. The Company currently has no contractual relationship or other business relationship with a variable interest entity and therefore the adoption did not have an effect on its financial position or results of operations. However, if the Company enters into any such arrangement with a variable interest entity in the future, its financial position or results of operations may be adversely impacted.

MOONLIGHT INDUSTRIES, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure." SFAS No. 148 amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition to SFAS No. 123's fair value method of accounting for stock-based employee compensation. SFAS No. 148 also amends the disclosure provisions of SFAS No. 123 and APB Opinion No. 28, "Interim Financial Reporting," to require disclosure in the summary of significant accounting policies of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements. While SFAS No. 148 does not amend SFAS No. 123 to require companies to account for employee stock options using the fair value method, the disclosure provisions of SFAS No. 148 are applicable to all companies with stock-based employee compensation, regardless of whether they account for that compensation using the fair value method of SFAS No. 123 or the intrinsic value method of APB Opinion 25. The Company currently does not have any stock-based employee compensations that require for disclosures.

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination costs and certain employee severance costs that are associated with a restructuring, discontinued operation, plant closing, or other exit or disposal activity. Previous accounting guidance provided by EITF Issue No. 94-3, "Liability Recognition for Certain employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring) is replaced by this Statement. SFAS No. 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. Management does not anticipate that the adoption of this Statement will have a significant effect on the Company's financial statements.

In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." This Statement updates, clarifies and simplifies existing accounting pronouncements. The provisions of this Statement related to the rescission of Statement No. 4 are to be applied for fiscal years beginning after May 15, 2002. Any gain or loss on extinguishment of debt that was classified as an extraordinary item in prior periods presented that does not meet the criteria in Opinion No. 30 for classification as an extraordinary item should be reclassified. Provisions of the Statement related to the amendment of Statement No. 13 should be applied for transactions occurring after May 15, 2002, and all other provisions should be applied for financial statements issued on or after May 15, 2002. Management does not anticipate that the adoption of this Statement will have a significant effect on the Company's financial statements.

NOTE 3 -GOING CONCERN

The Company's financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. In the near term, the Company expects operating costs to continue to exceed funds generated from operations. As a result, the Company expects to continue to incur operating losses and may not have enough money to grow its business in the future. The Company can give no assurance that it will achieve profitability or be capable of sustaining profitable operations. As a result, operations in the near future are expected to continue to use working capital.

Management of the Company is actively increasing marketing efforts to increase revenues. The ability of the Company to continue as a going concern is dependent its ability to meet its financing arrangement and the success of its future operations. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

MOONLIGHT INDUSTRIES, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 4 - BALANCE SHEET DETAILS

The following tables provide details of selected balance sheet items:

At December 31,	2003	2002
Prepaid Expenses
Prepaid Insurance	$ 5,883	$ 2,548
Prepaid Tax	1,070	247
Other prepaid expenses	4,384	7,741
Total	$ 11,337	$ 10,536
Property and Equipment
Furniture and Fixtures	$ 1,967	$ 1,967
Machinery and Equipment	52,617	23,448
Vehicles	53,243	31,600
	107,827	57,015
Less: accumulated depreciation	(10,992)	(4,736)
Total	$ 96,835	$ 52,279
Accrued expenses
Accrued payroll and related taxes	$ 14,364	$ 9,321
Accrued warranty	18,665	6,008
Accrued vacation	6,363	3,150
Others	19,748	1,629
Total	$ 59,140	$ 20,108
Unearned Revenue
Customers Deposits	$ 52,244	$ 21,883
Billings in excess of costs and earnings on uncompleted contracts	35,000	77,500
Total	$ 87,244	$ 99,383

NOTE 5 - NOTE PAYABLE TO STOCKHOLDER

At various times, the Company's sole stockholder had advanced money to and paid expenses on behalf of the Company. As of December 31, 2003 and 2002, the balance was $38,533 and $43,159, respectively. The advanced amounts are non-interest bearing with no specified repayment schedule.

MOONLIGHT INDUSTRIES, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 6 - LONG-TERM DEBTS

Long-term debts consist of the following:

At December 31,	2003	2002
a.) Note Payable to Snap-On Tool	$ 2,372	$ -
- Weekly installments of $36, including interest
at 19.2% per annum, due March 2006. Secured
by equipment
b.) Note Payable to Bank of America	17,384	-
- Monthly installments of $337, including interest
at 6.09% per annum, due January 2009. Secured
by a vehicle.
c.) Note Payable to Bank of America	19,859	-
- Monthly installments of $374, including interest
at 4.92% per annum, due December 2008. Secured
by a vehicle.
	39,615	-
Less: Current Maturities	(8,040)	-
Long-term debt	$ 31,575	$ -

The future principal payments on the notes payable as of December 31, 2003 is summarized as follows:

Year ending December 31,
2004	$ 8,040
2005	8,024
2006	7,426
2007	7,843
2008	8,282
$ 39,615

NOTE 7 - NET INCOME (LOSS) PER SHARE

The following table sets forth the computation of basic and diluted net income (loss) per share:

Years ended December 31,	2003	2002
Numerator:
Net income (loss)	$ 67	$ (106,681)
Denominator:
Weighted average common shares	1,000	1,000
Net income (loss) per share	$ 0.07	$ (106.68)

MOONLIGHT INDUSTRIES, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 8 - INCOME TAX

Deferred tax assets consist of the following:

	2003	2002
Tax benefit on the difference of accrual basis of
accounting for financial statement purposes versus
cash basis of accounting for income tax purposes	$ 22,506	$ 19,618
Temporary difference in depreciation	(7,050)	(6,698)
Less: valuation allowance	(15,456)	(12,920)
Net deferred tax assets	$ -	$ -

The Company's ability to utilize its tax benefits is uncertain and thus a valuation reserve has been provided against the Company's net deferred tax assets.

NOTE 9 - LEASE COMMITMENTS

The Company leases its office facilities under two non-cancelable operating leases that expire through 2006. The lease expense for the years ended December 31, 2003 and 2002 was $81,983 and $41,218, respectively.

As of December 31, 2003, the minimum lease payments under these leases are:

Year ended December 31,	Amount
2004	$ 119,545
2005	89,479
2006	60,736
$ 269,760

NOTE 10 - LEGAL PROCEEDINGS

A claim for worker's compensation benefits has been filed by a former employee. This proceeding is pending in the Worker's Compensation Appeals Board. The claim asserts that the former employee was injured while working for the Company. The amount of monetary damages or other damages sought has not been stated in a demand yet. It is not believed that the potential damages would be covered by insurance. Management intends to respond to the litigation vigorously as they think the former employee's injury is overstated. In the opinion of the Company's legal counsel, the Company may achieve an out-of-court settlement with the next six months in the range of $5,000 to $25,000.

In 2004, a purchaser of a limousine filed a lawsuit in the state court of Florida against the Company. While the limousine was manufactured by the Company, it was not sold by the Company to the current owner. The current owner is making a claim against the Company as well as the parties he bought the limousine from to have warranty items and alleged safety problems corrected. The amount of monetary damages sought has not been stated. It is not believed that potential damages would be covered by insurance. However, the objective sought by the plaintiff would be to have the vehicle repaired to its satisfaction. Management attempts to resolve any complaints that are legitimate and will respond in a manner that will satisfy the plaintiff and cause the lawsuit to be dismissed.

While the outcome of these matters is not determinable, the Company does not expect that the ultimate costs to resolve these matters will have a material adverse effect on the Company's financial position, results of operations, or cash flows.

MOONLIGHT INDUSTRIES, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 11 - GUARANTEES AND PRODUCT WARRANTIES

The Company from time to time enters into certain types of contracts that contingently require the Company to indemnify parties against third party claims. These contracts primarily relate to: (i) divestiture agreements, under which the Company may provide customary indemnifications to purchasers of the Company's businesses or assets; (ii) certain real estate leases, under which the Company may be required to indemnify property owners for environmental and other liabilities, and other claims arising from the Company's use of the applicable premises; and (iii) certain agreements with the Company's officers, directors and employees, under which the Company may be required to indemnify such persons for liabilities arising out of their employment relationship.

The terms of such obligations vary. Generally, a maximum obligation is not explicitly stated. Because the obligated amounts of these types of agreements often are not explicitly stated, the overall maximum amount of the obligations cannot be reasonably estimated. Historically, the Company has not been obligated to make significant payments for these obligations, and no liabilities have been recorded for these obligations on its balance sheets as of December 31, 2003 and 2002.

The Company warrants to the first registered owner for a period of one year or twelve thousand miles from the date of original purchase, whichever comes first, that this conversion shall be free from defects in materials and workmanship, under normal use and service. The Company's liability under this warranty is limited solely to the repair or replacement of defective parts and/or workmanship.

The following table summarizes the activity related to the product warranty liability during 2003 and 2002:

Years ended December 31,	2003	2002
Beginning Balance	$ 6,008	$ -
Provision of warranties	40,472	14,248
Payments	(27,815)	(8,240)
Ending Balance	$ 18,665	$ 6,008

NOTE 12 - SUBSEQUENT EVENT

On October 11, 2004, the Company entered into an Asset Purchase Agreement with TrixMotive, Inc., a wholly-owned subsidiary of MotivNation, Inc. ("MTVN", a public company listed on OTC Bulletin Board) to sell substantially all of the assets and liabilities. The purchase price for this acquisition was 14,000,000 shares of MTVN's common stock, approximately valued at $280,000. This acquisition will be closed in the fourth quarter of fiscal 2004. The sole shareholder and officer of the Company will serve as Secretary of TrixMotive.

(c) Exhibits.

Ex. 10.1 - Asset Purchase Agreement, dated as of October 11, 2004, by and among the Company, TrixMotive, Inc. and Moonlight Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIVNATION, INC.
(Registrant)

Date: January 4, 2005
/s/ Jay Isco
Jay Isco, Interim Chief Financial Officer